UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146			20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

	601 Jefferson Street
	Suite 3400
	Houston,	Texas	77002
	(Address of principal executive offices)
Registrant's telephone number including area code: (713) 753-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director.

KBR, Inc. (“KBR”) announced on October 1, 2026, the appointment of Rami Qasem to its Board of Directors (the “Board”) effective on the same day. Mr. Qasem is a global energy, technology, and industrial executive with nearly 30 years of international leadership experience across oil and gas, industrial technology, digital transformation, artificial intelligence, and government partnerships. Mr. Qasem will serve a term expiring at KBR’s 2027 annual meeting of stockholders. As of the date of this Current Report on Form 8-K, the Board has not determined the committees of the Board to which Mr. Qasem will be appointed. KBR will disclose Mr. Qasem’s committee assignments by amendment to this Current Report on Form 8-K once they have been determined.

Mr. Qasem, age 59, served as Chief Executive Officer of APEX Industrial Services from 2025 to February 2026. He also served as Managing Director of Energy Capital Group during that same period. From 2023 to 2025, Mr. Qasem served as Executive Vice President and Chief Commercial Officer of BeyondAI, and during 2023, he also served as Chief Operations Officer of COP28 UAE. Prior to those roles, Mr. Qasem served as Executive Vice President and Chief Executive Officer, Digital Solutions of Baker Hughes from 2017 to 2023. Before then, Mr. Qasem spent 21 years at General Electric, beginning in 1996 and holding increasingly senior leadership positions, culminating as President and Chief Executive Officer, MENA & Turkey from 2002 to 2017, before transitioning to Baker Hughes following the 2017 merger of GE Oil & Gas and Baker Hughes. Mr. Qasem holds a Bachelor of Science degree in Electrical Engineering from Texas A&M University.

There are no related party transactions between KBR and Mr. Qasem that are subject to disclosure under Item 404(a) of Regulation S-K. The Board has determined that Mr. Qasem is an “independent” director within the meaning of KBR’s Corporate Governance Guidelines and pursuant to the independence criteria set forth under the rules and regulations of the New York Stock Exchange and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act. As a non-employee director, Mr. Qasem is entitled to receive the standard compensation arrangements for KBR directors described under “Director Compensation” in KBR’s 2026 Proxy Statement as filed with the U.S. Securities and Exchange Commission on March 30, 2026. There are no arrangements or understandings between Mr. Qasem and any other persons, pursuant to which Mr. Qasem was selected as a director.

The full text of the press release announcing Mr. Qasem’s appointment is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	KBR, Inc. press release dated October 1, 2026, titled, “KBR Appoints Rami Qasem to Board of Directors.”

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

October 1, 2026	/s/ Sonia Galindo
Sonia Galindo
Executive Vice President, General Counsel & Corporate Secretary